                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              SSE TELECOM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               SSE TELECOM, INC.
                         8230 LEESBURG PIKE, SUITE 710
                            VIENNA, VIRGINIA  22182
================================================================================

February 5, 1996



Dear Shareholder,

I cordially invite you to attend our Company's 1996 Annual Meeting of Shareholders on March 26, 1996, at 9:00 a.m., Pacific Standard Time. The meeting will be held at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, 94104 in the Library Room.

Matters to be considered and acted on at the meeting include the election of directors and the ratification of the appointment of independent auditors. Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

As a shareholder, your vote is important. I encourage you to execute and return your proxy promptly whether or not you plan to attend so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting if you wish to withdraw your proxy and vote in person.

Thank you for your cooperation and continued support and interest in SSE Telecom, Inc.

Sincerely,



Frederick C. Toombs
President

IMPORTANT:  EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND
----------
RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR VOTE WILL BE COUNTED. YOU MAY VOTE IN PERSON IF YOU SO DESIRE EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKERAGE FIRM OR OTHER NOMINEE, PLEASE CONTACT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO VOTE YOUR SHARES ON THE ENCLOSED CARD.

                               SSE TELECOM, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 26, 1996



The Annual Meeting of Shareholders of SSE TELECOM, INC. will be held at the Mandarin Oriental Hotel in the Library Room, on Tuesday, March 26, 1996, at 9:00 a.m. PST, for the following purposes:

     1.  To elect the Company's Board of Directors.

     2. To ratify the selection of Ernst & Young LLP as independent public auditors for the Company.

     3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on January 29, 1996, are entitled to notice of and to vote at the meeting and any adjournment thereof.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              G. Donald Markle
                                              Secretary



Fremont, California
February 5, 1996



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                               SSE TELECOM, INC.
                               8230 LEESBURG PIKE
                                   SUITE 710
                                VIENNA, VA 22182

                                PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of SSE TELECOM, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Tuesday, March 26, 1996, at 9:00 a.m. PST (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California 94104 in the Library Room.

                                  SOLICITATION

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Company's Common Stock (the "Common Stock") in their names which are beneficially owned by others to forward the solicitation materials to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

A copy of the Annual Report of the Company for its fiscal year ended September 30, 1995, is included. The approximate date on which this proxy statement, the accompanying proxy, and the annual report are being sent to shareholders is February 5, 1996.

                                     VOTING

Only shareholders of record on January 29, 1996, will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had 5,733,679 shares of common stock outstanding. Shareholders of record on such date are entitled to one (1) vote on all matters for each share of Common Stock.


                            REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to the solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or the Secretary of the Company, G. Donald Markle at 47823 Westinghouse Drive, Fremont, California 94539, a written notice of revocation or duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

The Board of Directors currently consists of seven (7) persons. The by-laws authorize a Board of Directors of one to seven members; the number is currently fixed at seven.

Directors are elected by a plurality of the votes cast. It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them for the election of the nominees named below. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which is not now anticipated by the Board of Directors, the proxies will be voted for the election of such substitute nominee or nominees, if any, as the Board of Directors may propose.

The seven (7) nominees are presently directors of the Company. No nominee or executive officer has any family relationship with any other nominee or executive officer. The beneficial ownership of the Company's stock by the nominees is set forth under "Certain Shareholders."

NOMINEES FOR ELECTION AS DIRECTORS

The following table sets forth the names and ages of the nominees, their current principal occupations, the positions and offices held by each with SSE Telecom, Inc. in addition to the position as a director, and the period during which each has served as a director of the Company.

NAME                           AGE          POSITION                                             DIRECTOR SINCE
----                           ---          --------                                             --------------
Charles W. Ergen               43           Chairman, Chief Executive Officer, President and     Mar 1995 - Present
                                            Director of EchoStar Communications Corporation

Daniel E. Moore (1) (2)        42           Executive Vice President and                         Apr 1989 - Present
                                            Chief Financial Officer

Joseph T. Pisula (2)           54           President and Director of Network                    Mar 1995 - Present
                                            Imaging Corporation

Frederick C. Toombs            49           President of the Company and President of SSE        Oct 1989 - Present
                                            Technologies, Inc., a subsidiary of the Company

Frank  S. Trumbower (1)        57           President of Cambridge Technology, Inc.              Apr 1989 - Feb 1994
                                                                                                 Mar 1995 - Present

Erik H. van der Kaay (1)       54           President and Chief Executive Officer of             May 1993 - Present
                                            Allen Telecom Group, Inc.

Olin L. Wethington (2)         46           Partner in the law firm of Steptoe & Johnson         Feb 1994 - Present


(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

Charles W. Ergen has served as a Director of SSE Telecom, Inc. since March 1995. Mr. Ergen is the Chairman of the Board of Directors, Chief Executive Officer and President of EchoStar Communications Corporation, a worldwide manufacturer and distributor of home satellite television equipment and a significant participant in the direct broadcast satellite industry. During the past five years, he has held positions including President, Chief Executive Officer, and Director of various subsidiaries of EchoStar Communications Corporation. Mr. Ergen was a co-founder of Echosphere, a predecessor company, in 1980.

Daniel E. Moore has served as a Director of SSE Telecom, Inc. since April 1989. Mr. Moore joined the Company in 1994 as Executive Vice President and Chief Financial Officer. Mr. Moore is a founder and principal of Venture America, a private venture capital and entrepreneurial services firm. Previously, Mr. Moore was a Senior Manager with Arthur Andersen & Co. Mr. Moore received his Master's Degree in Business Administration from the University of Pittsburgh, and his Bachelor's degree from Lafayette College.

Joseph T. Pisula has served as a Director of SSE Telecom, Inc. since March 1995. Mr. Pisula is the President of Network Imaging Corporation, a developer of enterprise level client server software. Mr. Pisula is also a Principal Consultant of Focus Enterprises, Inc., a management consulting firm. From April 1993 until June 1994, Mr. Pisula was Chairman and Chief Executive Officer of Digital Transmission Systems Inc., a telecommunications equipment manufacturer. Mr. Pisula received his Master's Degree with dual majors in Marketing and Finance from the University of Rochester and his Bachelor of Science in Electrical Engineering from the University of Pittsburgh.

Frederick C. Toombs has served as a Director of SSE Telecom, Inc. since October 1989. Mr. Toombs is President of the Company and SSE Technologies Inc. Mr. Toombs joined the Company in 1988 following the acquisition of the satellite product line of Avantek, Inc. He has over fifteen (15) years of experience in finance and operations in a high-tech manufacturing environment. Mr. Toombs received a B.S. in Accounting from Long Beach State University and a Master's Degree in Business Administration from the University of Santa Clara.

Frank S. Trumbower has served as a Director of SSE Telecom, Inc. since March 1995. Prior to rejoining the board, Mr. Trumbower served as a Director of SSE Telecom, Inc. from April 1989 to February 1994 and was President of the Company from 1990 until February 1994. He is the President of Cambridge Technology Partners, Inc., a venture firm. Mr. Trumbower is an investor in a variety of early stage businesses. He received his Ph.D and M.Sc. in Economics from the London School of Economics where he was a British Marshall Scholar.

Eric H. van der Kaay has served as a Director of SSE Telecom, Inc. since May 1993. He is President of the Allen Telecom Group, a major supplier of components and systems for the mobile communications market. Previously, he was President and Chief Executive Officer of Millitech Corporation, a manufacturer of millimeterwave components and systems. From 1984 to 1988, he was Senior Vice President and Telecommunications Group Executive of Avantek, Inc. He received his Bachelor's Degree from Sir George Williams University.

Olin L. Wethington has served as a Director of SSE Telecom, Inc. since February 1994. Mr. Wethington is a partner in the law firm of Steptoe & Johnson. With the exception of a three year period, he has been associated with that law firm from 1985 to present. During 1991 and until January 1993, Mr. Wethington was the Assistant Secretary for International Affairs at the U.S. Department of the Treasury. Prior to that, he served as Special Assistant to the President and Executive Secretary to the Economic Policy Council at the White House. His law practice is focused on international corporate and finance transactions, particularly related to emerging countries. Mr. Wethington is a graduate of the University of Pennsylvania and Harvard Law School.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                            "FOR" EACH NAMED NOMINEE

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors met a total of six (6) times (including regularly scheduled and special meetings) during fiscal 1995. Each incumbent director, with the exception of Mr. Ergen and Mr. van der Kaay attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a director.) Mr. Ergen and Mr. van der Kaay attended sixty-seven percent (67%) of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a director.) Each incumbent director attended at least seventy-five percent (75%) of the total number of meetings held by all committees of the Board on which each member served (held during the period for which he has been a director.)

The Company has two standing Committees of the Board, an Audit Committee and a Compensation Committee.

The responsibilities of the Audit Committee include (1) reviewing and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies, and internal controls; (2) reviewing the scope of the independent auditors' activities and the fees; and (3) maintaining good communications on accounting matters among the Committee, the Company's independent auditors and the Company's management.

The responsibilities of the Compensation Committee are to review the Company's compensation philosophy; to recommend to the Board of Directors the total compensation to be paid to the president and the executive vice presidents of SSE Technologies and SSE Telecom; to approve the form and terms of all incentive and stock option plans; and to prepare the Compensation Committee Report.

COMPENSATION OF DIRECTORS

Directors that are not employees of SSE Telecom receive cash compensation for
(i) each meeting of the board attended in person or by teleconference, which extends for more than four hours, at the rate of $750 for each meeting, and (ii) any other board meeting over two hours in length, at the rate of $250 for each meeting. Directors are reimbursed for expenses incurred in attending meetings.

The following table lists all options and warrants granted to directors of SSE Telecom that are not employees of the Company:

                                                          EXERCISE        GRANT
      DIRECTOR               OPTIONS       WARRANTS         PRICE          DATE
      Charles Ergen           10,000                        $7.38        3/28/95
      Joseph Pisula           10,000                        $7.38        3/28/95
      Frank Trumbower         10,000                        $7.38        3/28/95
      Erik van der Kaay        5,000                        $4.75         5/7/93
      Erik van der Kaay                     5,000           $6.25        7/22/94
      Erik van der Kaay        5,000                        $8.00        7/20/95
      Olin Wethington         10,000                        $9.35        2/10/94
      Olin Wethington                       5,000           $6.25        7/22/94
      Olin Wethington          5,000                        $8.00        7/20/95

Mr. Moore, a Director of the Company and a general partner of Venture America, received a warrant to purchase 50,000 shares of common stock at an exercise price of $2.88 per share as of August 31, 1992. The warrant has a term of 5 years and related to Mr. Moore's ongoing support of the Company. In addition, through December 31, 1993, and prior to his employment as an Officer of the Company, Mr. Moore received payment of $5,000 per month for his ongoing support and services rendered as acting Chief Financial Officer.

COMPENSATION OF EXECUTIVE OFFICERS

The Securities and Exchange Commission has promulgated rules in respect to disclosure requirements relating to executive compensation. The following tables are in a form mandated by these rules.

SUMMARY COMPENSATION TABLE

The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the company in all capacities during the fiscal year ended September 30, 1995, as well as total compensation paid to each such individual for the Company's previous two fiscal years.

                                                                            Long Term
                      Annual Compensation                                  Compensation
---------------------------------------------------------------------      ------------
                                                                                           All Other
                                               Salary           Bonus         Options     Compensation
Name and Principal Position            Year      ($)             ($)            (#)            ($)
------------------------------------------------------------------------------------------------------
Frederick C. Toombs (6)                 1995   $171,539        $21,750 (9)          --      $ 9,729 (1)
President,                              1994   $140,913        $38,775          40,000      $ 9,729 (1)
SSE Telecom, Inc.                       1993   $123,689        $31,000              --      $20,826 (2)
President, SSE Technologies, Inc.

Frank J. Peternell                      1995   $128,766        $14,012 (9)          --      $11,156 (1)
Executive Vice President                1994   $112,008        $ 8,271           6,000      $11,276 (1)
SSE Technologies, Inc.                  1993   $103,699        $21,733              --      $10,758 (4)

Robert C. Witwer                        1995   $111,372        $13,581 (9)          --      $ 5,757 (1)
Vice President of Operations            1994   $105,515        $23,884          13,000      $ 5,762 (1)
SSE Technologies, Inc.                  1993   $ 98,682        $19,000              --      $ 5,585 (3)

Robert J. Hamilton                      1995   $100,448 (5)    $11,888 (9)          --      $12,588 (8)
Vice President of Engineering           1994   $ 94,906        $18,052          13,000           --
SSE Technologies, Inc.                  1993   $ 96,087        $16,200              --           --

Daniel E. Moore                         1995   $133,552        $16,380 (9)          --      $17,590 (7)
Chief Financial Officer                 1994   $ 90,000 (5)         --          50,000          --
SSE Telecom, Inc.

(1)  Includes car allowance and employee insurance benefits
(2) Includes accrued vacation payout ($10,661), car allowance ($9,032) and reimbursement of personal travel expense ($1,133)
(3)  Car allowance
(4) Includes car allowance ($9,625) and reimbursement of personal travel expense ($1,133)
(5)  Employed by SSE Technologies for less than a full year
(6) Mr. Toombs was appointed President of SSE Telecom, Inc. in February 1994; prior to that he was Chief Operating Officer
(7)  Includes car allowance reimbursement for two years, fiscal 1994 and 1995
(8)  Accrued vacation payout and employee insurance benefits
(9)  Bonus payments relate to fiscal year 1994

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table shows, as to individuals named in the Summary Compensation table above, information concerning stock options exercised during the fiscal year ended September 30, 1995.

                                                                                  Value of Unexercised
                                                    Number of Unexercised         in-the-Money Options
                                                 Options at Fiscal Year End    at Fiscal Year End ($) (2)
                          Shares
                         Acquired
                            on        Value
                         Exercise    Realized
Name                       (#)         ($) (1)   Exercisable   Unexercisable   Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------
Robert J. Hamilton         25,000    $112,500             --              --       $    --         $    --
Daniel E. Moore                --          --         12,500          37,500       $29,688         $89,063
Frank J. Peternell             --          --          1,500           4,500       $ 3,563         $10,688
Frederick C. Toombs            --          --         20,000          30,000       $78,700         $71,250
Robert C. Witwer               --          --         10,250           9,750       $20,844         $23,156
----------------------------------------------------------------------------------------------------------

(1) Market value of underlying securities based on the closing price of the Company's Common Stock on the date of exercise minus the exercise price.
(2) Market value of underlying securities based on the closing price of the Company's Common Stock on September 29, 1995, (the last trading day prior to September 30, 1995) on the NASDAQ National Market System of $8.375 minus the exercise price.

EMPLOYMENT AGREEMENTS

The Company has employment agreements with Mr. Toombs, Mr. Peternell and Mr. Moore. The agreements provide, among other things, for payment of an amount equal to their then current annual base salary in the event the Company terminates employment associated with the sale of the Company. Payment equal to half of their then current annual salary will be provided in the event the Company terminates employment other than for just cause and not associated with the sale of the Company. The severance is paid in monthly installments and benefits are continued during the payment period. In addition, the employment agreements of Mr. Toombs and Mr. Peternell provide for a bonus of up to $300,000 each, and Mr. Moore's employment agreement provides for a bonus of up to one times his then current annual salary, in the event that the Company is sold at a certain stock price.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

The Compensation Committee (the "Committee") of the Board of Directors is composed of three directors, two outside directors and one former outside director who joined the Company as an officer in February 1994. The Committee administers the Company's Executive Compensation Program. Participants in the Executive Compensation Program in 1995 were Frederick Toombs, Frank Peternell and Daniel Moore. The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies including the amounts and forms of compensation. In addition, the Committee is responsible for making annual recommendations to the Board for the compensation to be paid to the President and/or Chief Executive Officer as well as each executive officer of the Company.

The objectives of the Company's Executive Compensation Program are to provide the following:

   -Levels of compensation that are competitive with those provided in the industry and market in which the Company competes for its executive resources,

   -Annual incentive compensation that varies with the financial performance of the Company, and rewards corporate and individual performance, and

   -Long-term incentives which align the interests of management with those of the shareholders.


EXECUTIVE OFFICER COMPENSATION PROGRAM

The Company's Executive Compensation program is composed of base salary, annual cash incentive compensation, long-term incentive compensation principally in the form of stock options, and various other customary benefits. To align pay with performance, a portion of compensation is contingent upon the overall financial performance of the company as well as individual achievement of objectives that positively impact the financial performance of the Company.

BASE SALARY

Officers' base salaries are reviewed annually by the Committee based on the results achieved by each officer relative to that officer's assigned goals and with regard to competitive salary practices of other similar employers. In general, the Committee believes that base salaries should approximate to those in the upper quartile range of competitive base salaries.

ANNUAL INCENTIVE COMPENSATION

The purpose of the Company's incentive compensation plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Company's annual profit and operational goals. These objectives are developed in conjunction with management and approved by the Committee near the beginning of each year and are based upon financial plans and budget approved by the Board. For the last three (3) fiscal years, corporate earnings per share ("EPS") and the operating income of SSE Technologies Inc. were the primary measures of performance.

STOCK OPTION PLAN

The stock option plan is the Company's principal long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position of the Company's common stock. The Company believes that stock options, better than other long-term incentives, create a mutuality of interest between the management and shareholders because stock options provide value to the optionee only if the stock price increases.

Stock options are granted at an option price equal to the fair market value of the Company's common stock on the date of grant, and have a five (5) year term and generally vest ratably over a four-year period. Options are granted at the market value of common shares on the date of grant so as to provide a reward only for future stock appreciation. This long-term program encourages equity ownership through stock options and aligns the interests of management with those of shareholders.

BENEFITS

The Company provides benefits to the executive officers that are generally available to all management employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for fiscal 1995 for any executive officer.

REPORT SUMMARY

The Committee has reviewed the total compensation of the President of the Company and the four highest paid executive officers in fiscal 1995, Frederick
C. Toombs, Frank J. Peternell, Robert C. Witwer, Robert J. Hamilton and Daniel
E. Moore and has concluded that their compensation is reasonable and consistent with the Company's compensation philosophy and industry practice.

The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Act.

       SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         Erik H. van der Kaay    Frank S. Trumbower    Daniel E. Moore

STOCK PERFORMANCE GRAPH


The following graph shows a five-year comparison of cumulative total returns as illustrated by the price of the Company's common stock, the NASDAQ Market Index and a peer group index that includes the securities of companies such as California Microwave, Inc., Datron Systems Inc., and Scientific-Atlanta, Inc. in the radio and TV communication equipment SIC code number 3663, each of which assumes reinvestment of dividends.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG SSE TELECOM INC, INDUSTRY INDEX AND BROAD MARKET

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           SSE             INDUSTRY      BROAD
(Fiscal Year Covered)        TELECOM INC     INDEX         MARKET
---------------------        -----------     ---------     ------
Measurement Pt-  1991        $100            $100          $100
FYE   1992                   $ 67.39         $114.15       $ 98.34
FYE   1993                   $195.65         $226.22       $127.89
FYE   1994                   $106.52         $243.62       $135.34
FYE   1995                   $145.65         $330.76       $164.32

The information for this chart was provided by Media General Financial Services, P.O. Box 85333, Richmond, VA. 23293

PROPOSAL 2
                     RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected Ernst & Young LLP as the Company's independent auditor for the fiscal year ending September 28, 1996, and has further directed that the selection of independent auditors be submitted for ratification by the shareholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since 1989.

Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditor is not required by the Company's by-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent auditor at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Ernst & Young LLP.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

                              CERTAIN SHAREHOLDERS

The following table sets forth information as of January 12, 1996, regarding securities ownership, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding common stock, (ii) each executive officer named in the Summary Compensation Table, (iii) the directors and nominees individually, and (iv) all executive officers and directors as a group.

                                 COMMON STOCK BENEFICIALLY OWNED

                                                                NUMBER     PERCENT

Frank S. Trumbower, Director (1)                                855,720       15.5%

Venture America (2)                                             805,971       14.6%

Kennedy Capital Management, Inc.                                298,995        5.4%

Frederick C. Toombs, President and Director (3)                 187,737        3.4%

Frank J. Peternell, Vice President, SSE Technologies (4)        137,090        2.5%

Daniel E. Moore, Executive Vice President
  and Director (5)                                              110,411        2.0%

Olin L. Wethington, Director (6)                                 15,000          *

Robert C. Witwer, Vice President, SSE Technologies (7)           10,250          *

Erik H. van der Kaay, Director (8)                                7,500          *

Joseph T. Pisula, Director                                            0          *

Charles W. Ergen, Director (9)                                        0          *

Directors and Executive Officers
  as a Group (11 persons) (10)                                1,346,875       24.3%

* Represents less than 1% of the outstanding shares.

 1. Includes 197,827 shares that are owned by Mr. Trumbower's spouse, as to which Mr. Trumbower disclaims beneficial ownership. Additionally, includes 16,667 shares owned by Prescap Limited Partnership of which Mr. Trumbower is a general partner, 27,000 shares owned by Avenel Capital Management Corporation, a company controlled by Mr. Trumbower, and 105,000 shares owned by Prinz Corporation, a company controlled by Mr. Trumbower. Does not include shares that are owned by his adult children and grandchildren, as to which Mr. Trumbower disclaims beneficial ownership.

 2. Venture America includes the following Limited Partnerships- Fund III, Services, and Management, which hold 748,771, 55,000, and 2,200 shares respectively. These Limited Partnerships are commonly managed by a general partnership of which Mr. Moore is one of two general partners.

 3. Includes exercisable options for 20,000 shares.

 4. Includes exercisable options for 1,500 shares.

 5. Includes exercisable warrants for 50,000 shares and exercisable option for 12,500 shares.

 6. Includes exercisable warrants for 5,000 shares and exercisable options for 10,000 shares.

 7. Includes exercisable options for 10,250 shares.

 8. Includes exercisable warrants for 5,000 shares and exercisable options for 2,500 shares.

 9. Does not include $8,750,000 of debentures owned by EchoStar Communications Corporation which are convertible into shares at $12 per share.

10. Includes the Directors and Officers named in the table, and G. Donald Markle, Secretary, who holds 16,000 shares and Reba I. Witwer, Assistant Secretary, who holds exercisable options for 7,167 shares.

STOCKHOLDER PROPOSALS

Proposals of Shareholders that are intended to be presented at the Company's 1996 Annual Meeting of Shareholders (the "1996 Annual Meeting") must be received by the Company no later than December 13, 1996, in order to be included in the proxy statement and proxy relating to the 1996 Annual Meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the National Association of Security Dealers, Inc. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that Form 5 was not required for those persons, the Company believes that, during the period October 1, 1994 through September 30, 1995, all filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with.

FINANCIAL AND OTHER INFORMATION

The following documents or portions of documents filed by the Company with the Securities and Exchange Commission is incorporated by reference in the Proxy
Statement:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1995, which contains financial statements and related schedules for the Company's latest fiscal year and certain other information regarding the Company.

     (b) All other reports pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the Company's fiscal year ended September 30, 1995.


OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                    BY ORDER OF THE DIRECTORS



                                    G. DONALD MARKLE
                                    SECRETARY

January 29, 1996

PROXY                          SSE TELECOM, INC.                          PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel E. Moore, Frederick C. Toombs and Eric H. van der Kaay, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side of this proxy card, all of the shares of Common Stock of SSE Telecom, Inc. that the undersigned would be entitled to vote at the annual meeting of stockholders of SSE Telecom, Inc. to be held on March 26, 1996, and at any and all reconvened sessions thereof. The Board of Dirctors recommends a vote FOR the following items:

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

[_]Please mark your
   votes as in this
   example


1.Election
  of
  Directors

  FOR ALL NOMINEES         WITHHOLD
 except as marked to       AUTHORITY           Nominees: Charles W. Ergen
    the contrary    to vote for all nominees             Daniel E. Moore
        [_]                   [_]                        Joseph T. Pisula
                                                         Frederick C. Toombs
                                                         Frank S. Trumbower
                                                         Erik H. van der Kaay
                                                         Olin L. Wethington

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that nominee's name in the space below.)


----------------------------------------------------
                                              FOR      AGAINST      ABSTAIN
2. RATIFICATION OF SELECTION OF ERNST &       [_]        [_]          [_]
   YOUNG LLP AS INDEPENDENT AUDITORS

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any reconvened session thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE
NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.




SIGNATURE                                        DATE
         ------------------------------------        -------------------------

PRINT NAME                                       DATE
          -----------------------------------        -------------------------

(INSTRUCTION: Please sign proxy exactly as your name(s) appear(s) on the envelope addressed to you containing the Proxy Statement. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly EACH holder should sign.)